SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 15, 2005 (July 15, 2005)

ENTERPRISE BANCORP, INC.

(exact name of registrant as specified in charter)

Massachusetts	0-21021	04-3308902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merrimack Street Lowell, Massachusetts		01852
(address of principal executive offices)		(Zip Code)

(978) 459-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

As of the date of this report, the registrant has posted to its web site, www.ebtc.com, a video recording of remarks delivered by the registrant’s chairman and chief executive officer at the registrant’s annual meeting of shareholders held on May 3, 2005.  This video may be viewed on the registrant’s web site by clicking Shareholder Relations and then on Media/Audio Presentations followed by clicking 2005 Annual Meeting.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: July 15, 2005	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President and
Chief Financial Officer